Promissory Note Receivable	12 Months Ended
Mar. 31, 2022
Promissory Note Receivable [Abstract]
Promissory Note Receivable [Text Block]

7. Promissory Note Receivable

On January 23, 2018, the Company entered into multiple lease agreements (the "Agreements") with a third party (the "Customer") for the purpose of leasing EV 550's for a period of five years. On January 30, 2018, these lease payments, except for the final payment to be made by the Customer of CDN$1,000,000 to the Company, were purchased by and transferred to an independent third party (the "Purchaser") in exchange for a lump sum payment of CDN$1,492,611 to the Company. The Purchaser was granted a first-priority security interest in the EV550's. Both the lump sum and the discounted final payment were included in Revenue in the Consolidated Statements of Operations.

The CDN$1,000,000 due at the end of the lease term is classified as a Promissory Note Receivable on the Consolidated Statements of Financial Position. The Promissory Note Receivable has been discounted over the five-year lease term at a rate of 6.4%. As at March 31, 2021 the Company determined there was a significant increase in credit risk compared to the prior year, and accordingly the Company aggregated the present value of expected payments of the promissory note receivable under three probability weighted scenarios and determined that a provision of CDN$455,110 or $344,737 was warranted as at March 31, 2021, and that a write down of the asset of $223,119 as at March 31, 2020 was warranted.

The Company has evaluated the carrying value of the promissory note receivable as at March 31, 2022 and at March 31, 2021 in accordance with IFRS 9. As at March 31, 2022, the Company determined that it was unlikely that CDN$1,000,000 due at the end of the lease term would be received, and accordingly has recognized the unguaranteed residual value of the vehicles in inventory.

The carrying value of the promissory note receivable as at March 31, 2022 is nil (March 31, 2021 - $99,346).